-------------------------
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                                                       -------------------------
                                                       OMB Number: 3235-0570

                                                       Expires: October 31, 2006

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                                                       hours per response: 19.3
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number    811-07677
                                   ---------------------------------------------

                          Profit Funds Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


8720 Georgia Avenue, Suite 808       Silver Spring, Maryland        20910
--------------------------------------------------------------------------------
     (Address of principal executive offices)                     (Zip code)

                                Eugene A. Profit

Profit Investment Management  8720 Georgia Avenue Silver Spring,  Maryland 20910
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (301) 650-0059
                                                     -------------------

Date of fiscal year end:     September 30, 2004
                        -------------------------------

Date of reporting period:    September 30, 2004
                          -----------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.   REPORTS TO STOCKHOLDERS.

===============================================================================




                          PROFIT FUNDS INVESTMENT TRUST
                          -----------------------------


                                 THE PROFIT FUND
                                -----------------










                                  ANNUAL REPORT
                               September 30, 2004













      INVESTMENT ADVISER                                ADMINISTRATOR
      ------------------                                -------------
 PROFIT INVESTMENT MANAGEMENT                     ULTIMUS FUND SOLUTIONS, LLC
8720 Georgia Avenue, Suite 808                         P.O. Box 46707
Silver Spring, Maryland 20910                    Cincinnati, Ohio 45246-0707
                                                        1.888.744.2337



================================================================================

                          PROFIT INVESTMENT MANAGEMENT
                         8720 Georgia Avenue, Suite 808
                             Silver Spring, MD 20910
                                 (301) 650-0059

--------------------------------------------------------------------------------

                                                          November 19, 2004

Dear Profit Fund Shareholder:

     Over the past year the market continued its rebound from a period of the worst stock market performance since the 1970's. The Fund's total return of 34.92% for calendar year 2003, although not widely anticipated, was the highest calendar year total return in the Fund's history. The low interest rate environment and the earnings recovery experienced by many companies were major factors in the market revival.

     For the fiscal year ended September 30th, 2004, the Profit Fund closed at a net asset value of $17.61. The Fund's total return of 14.28% over the trailing twelve months (which excludes the impact of applicable sales loads) compared favorably to the S&P 500 Index total return of 13.85%. The Fund's positive return and out-performance was based on strong stock selection over the fiscal year. Polaris Industries in the producer durables, Symantec Corporation in technology, Cytec in healthcare, Toll Brothers and other homebuilders were the top contributors to the Fund's out-performance over the course of the fiscal year. In addition, General Dynamics in aerospace and defense was a solid contributor. We sold off Guidant for a 20-month gain of 98% to the Fund. The overweight sectors that contributed to the Funds out-performance to the S& P 500 Index benchmark included oil and gas, aerospace and defense and producer durables. SPX Corporation, Nokia, Intel and Merck detracted from performance. New purchases into the Fund this year included American Standard, Amgen, Caterpillar, Hartford Financial, Medtronic, Nokia and United Technologies Corporation. The securities which were sold from the portfolio included Guidant, Fannie Mae, Cardinal Health, Merck and Charles River Laboratories. The Fund's portfolio turnover rate was 33%, reflecting the buy and hold discipline of the Fund.

     For most of 2004, the economy and the market took a "wait and see" approach as investors waited with great anticipation for the first rise in interest rates in more than 2 years from the Federal Reserve. Inflation caused by higher energy prices also continued to increase. Although the unemployment rate has declined over the quarter, the rate of growth has been less than expected, as Americans who have returned to work are not receiving the high compensation that they once had in the late 1990's. Along with the compensation, job growth has also been anemic, so the expansion of the economy has been slower than anticipated. All these factors weighed heavily on equity markets as they anticipated the earnings expectations of companies. Although the Federal Reserve did raise rates during the 2nd quarter, and twice more since, the approach has been measured in an attempt to not hamper the budding recovery while controlling economic growth. With inflation returning it may be challenging for the Fed to hold to a gradual rate increase posture. The markets reflected the Fed's concerns about inflation and how sustainable earnings will be in the future as the 3 sectors that experienced strong out-performance in two quarters were energy, materials and industrials. Skeptics are once again raising fear that another bubble is developing in sectors of the stock market, however analysts have been very deliberate in their expectations of companies as demonstrated by the many companies significantly exceeding expectations. The most significant risk to the current market environment is the rapidly expanding Federal budget deficit.

     On the positive side of our analysis the Purchasing Managers Index rose past the 60-point level during the fiscal year for the first time in many years, which is a sign that companies are buying goods. Retailers are announcing record sales and consumer confidence has been moving higher. Consumers are still spending on large ticket items and other sales in home improvement stores such as Home Depot indicate that despite interest rates fears, sales are strong. We also believe that the small cap rally of the past 18 months may be over and that large cap stocks which are trading at 17 times earnings compared to small cap which are trading at 23 times earnings are very undervalued and are due to outperform with their profits showing great improvements since bottoming in 2002. Although homebuilders had a good run over the past 18 months, we will possibly trim them back for risk management purposes due to their sensitivity to interest rates. We still believe that these stocks are a good buy and they are trading at modest P/E multiples.

     Looking ahead as to where we believe value will be added, we continue to like the Healthcare Sector. The relative underperformance in Pfizer and its competitors have been based on the challenges that they may face with the anticipated reduction in Medicare spending; however, we still believe that these companies will persist to develop new drugs or continue to improve their pipeline of drugs through acquisitions or licensing arrangements. Big pharmaceutical companies' innovations will offset the negative effects of lower Medicare spending. Another sector that continues to be intriguing to us is the telecom sector. With the emergence of other players such as Comcast and with MCI re-emerging from bankruptcy protection, we could see this sector respond positively. We believe that as telecom companies continue to lower their cost structures, they are poised for growth as the economy continues to grow. We also believe that a consolidation in the industry is possible which could lead to higher margins for these companies. Verizon is a market leader in the industry and is an example of stocks that we believe could benefit the Fund.

     Fund assets increased dramatically over the fiscal year. The majority of the growth came from the completion of the merger with the Kenwood Growth and Income Fund. We would like to thank Barbara Bowles, Kenwood Group, Inc.'s President, for her support in our efforts to provide you with a quality mutual fund.

     Finally, the Profit Fund has reached an agreement with the Lake Forest Core Equity Fund to merge the assets of that fund into The Profit Fund. We are excited by this transaction as it gives more investors the opportunity to experience the benefits of the Profit Investment Management Style of investing. We anticipate closing this transaction within the next week.

     We would like to take the opportunity to express our sincere appreciation to our valued and growing family of shareholders, for entrusting their assets to our care and your continued belief in the Profit Value investment style. We look forward serving your investment needs for many years to come.

Sincerely,


Eugene A. Profit
President

                                THE PROFIT FUND
COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE THE PROFIT FUND
                     VERSUS THE STANDARD & POOR'S 500 INDEX
                                   (UNAUDITED)

[GRAPHIC OMITTED]

                THE PROFIT FUND                          S&P 500 INDEX
                ---------------                          -------------

      11/15/96                    9,600        11/15/96                  10,000
      12/31/96       2.40%        9,830        12/31/96      0.6800%     10,068
      03/31/97       1.86%       10,013        03/31/97      2.6805%     10,338
      06/30/97      11.70%       11,184        06/30/97     17.4590%     12,143
      09/30/97      10.56%       12,365        09/30/97      7.4898%     13,052
      12/31/97      -1.75%       12,149        12/31/97      2.8719%     13,427
      03/31/98       8.87%       13,226        03/31/98     13.9490%     15,300
      06/30/98       1.10%       13,372        06/30/98      3.3020%     15,805
      09/30/98      -8.06%       12,294        09/30/98     -9.9470%     14,233
      12/31/98      30.98%       16,102        12/31/98     21.2970%     17,264
      03/31/99      13.16%       18,222        03/31/99      4.9837%     18,125
      06/30/99      -0.05%       18,213        06/30/99      7.0483%     19,402
      09/30/99      -3.79%       17,522        09/30/99     -6.2440%     18,191
      12/31/99      17.28%       20,549        12/31/99     14.8790%     20,897
      03/31/00       9.00%       22,399        03/31/00      2.2934%     21,377
      06/30/00      -2.69%       21,796        06/30/00     -2.6570%     20,809
      09/30/00       1.41%       22,103        09/30/00     -0.9690%     20,607
      12/31/00     -10.95%       19,683        12/31/00     -7.8240%     18,995
      03/31/01      -9.32%       17,847        03/31/01    -11.8600%     16,742
      06/30/01       7.09%       19,113        06/30/01      5.8526%     17,722
      09/30/01     -20.64%       15,168        09/30/01    -14.6800%     15,120
      12/31/01      16.06%       17,605        12/31/01     10.6850%     16,736
     3/31/2002      -1.32%       17,373       3/31/2002      0.2749%     16,782
     6/30/2002     -13.72%       14,989       6/30/2002    -13.3969%     14,534
     9/30/2002     -16.61%       12,499       9/30/2002    -17.2767%     12,023
    12/31/2002       6.08%       13,259      12/31/2002      8.4382%     13,037
     3/31/2003      -1.27%       13,090       3/31/2003     -3.1494%     12,627
     6/30/2003      17.24%       15,347       6/30/2003     15.3931%     14,570
     9/30/2003       5.91%       16,255       9/30/2003      2.6457%     14,956
    12/31/2003      10.06%       17,890      12/31/2003     12.1768%     16,777
     3/31/2004       3.30%       18,480       3/31/2004      1.6932%     17,061
     6/30/2004       0.35%       18,544       6/30/2004      1.7214%     17,354
     9/30/2004       0.17%       18,575       9/30/2004     -1.8674%     17,030


Past performance is not predictive of future performance.

               ---------------------------------------------------
                                THE PROFIT FUND
                        AVERAGE ANNUAL TOTAL RETURNS(a)
               (FOR PERIODS ENDED SEPTEMBER 30, 2004) (UNAUDITED)

                               1 YEAR   5 YEARS  SINCE INCEPTION(b)
                               ------   -------  ------------------
                PROFIT FUND     9.72%    0.35%       8.18%
                S&P 500 INDEX  13.87%   -1.31%       7.00%
               ---------------------------------------------------

(a)Return shown include the effect of applicable sales load. Additionally, returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)Initial public offering of shares commenced on November 15, 1996.

                        THE PROFIT FUND VS S&P 500 INDEX
                             SECTOR DIVERSIFICATION
                      AS OF SEPTEMBER 30, 2004 (UNAUDITED)

[GRAPHIC OMITTED]

                                THE PROFIT     S&P 500
                                   FUND         INDEX
                               --------------------------
Energy                              7.0%         7.4%
Materials                           1.1%         3.1%
Industrials                        18.6%        11.6%
Consumer Discretionary             12.5%        11.1%
Consumer Staples                    6.2%        10.7%
Health Care                        15.3%        13.1%
Financials                         12.7%        20.7%
Information Technology             11.0%        15.7%
Telecommunication Services          3.7%         3.7%
Utilities                           2.7%         2.9%
Money Market                        9.2%         0.0%


                                THE PROFIT FUND
                                 TOP 10 HOLDINGS
                         SEPTEMBER 30, 2004 (UNAUDITED)

                    SECURITY DESCRIPTION           % OF NET ASSETS
                    ----------------------         ---------------
                     General Dynamics Corp.              3.4%
                     Polaris Industries, Inc.            3.2%
                     Symantec Corp.                      3.2%
                     Becton, Dickinson & Co.             2.9%
                     Verizon Communications              2.9%
                     Exxon Mobil Corp.                   2.8%
                     Cytyc Corp.                         2.8%
                     United Technologies Corp.           2.7%
                     Pfizer, Inc.                        2.7%
                     Target Corp.                        2.6%

THE PROFIT FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004
================================================================================
ASSETS
Investments in securities:
 At acquisition cost                                              $  6,343,876
                                                                  ============
 At value (Note 2)                                                $  7,639,837
Receivable for capital shares sold                                       2,435
Receivable for securities sold                                         137,686
Dividends receivable                                                     6,634
Receivable from Advisor (Note 4)                                         3,124
Other assets                                                             6,525
                                                                  ------------
 TOTAL ASSETS                                                        7,796,241
                                                                  ------------
LIABILITIES
Payable for investment securities purchased                            880,106
Payable to Administrator (Note 4)                                        4,500
Other accrued expenses and liabilities                                  25,700
                                                                  ------------
 TOTAL LIABILITIES                                                     910,306
                                                                  ------------

NET ASSETS                                                        $  6,885,935
                                                                  ============

NET ASSETS CONSIST OF:
Paid-in capital                                                   $  5,675,907
Accumulated net realized losses from security transactions             (85,933)
Net unrealized appreciation on investments                           1,295,961
                                                                  ------------
NET ASSETS                                                        $  6,885,935
                                                                  ============

Shares of beneficial interest outstanding (unlimited
 number of shares authorized, no par value)                            390,926
                                                                  ============

Net asset value and redemption price per share (Note 2)           $      17.61
                                                                  ============

Maximum offering price per share ($17.61/96%) (Note 2)            $      18.34
                                                                  ============


See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2004
================================================================================
INVESTMENT INCOME
 Dividends                                                        $     86,011
                                                                  ------------

EXPENSES
 Investment advisory fees (Note 4)                                      77,198
 Professional fees                                                      31,910
 Accounting services fees (Note 4)                                      22,500
 Administration fees (Note 4)                                           18,000
 Insurance expense                                                      14,948
 Transfer agent fees (Note 4)                                           13,500
 Postage and supplies                                                   12,795
 Distribution expense (Note 4)                                          10,939
 Registration fees                                                       9,561
 Custodian fees                                                          7,610
 Trustees' fees and expenses                                             2,250
 Reports to shareholders                                                 1,813
 Other expenses                                                          5,607
                                                                  ------------
  TOTAL EXPENSES                                                       228,631
 Fees waived and expenses reimbursed (Note 4)                          (71,428)
                                                                  ------------
  NET EXPENSES                                                         157,203
                                                                  ------------

NET INVESTMENT LOSS                                                    (71,192)
                                                                  ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
 Net realized gains from security transactions                         164,862
 Net change in unrealized appreciation/depreciation on investments     597,706
                                                                  ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                       762,568
                                                                  ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $    691,376
                                                                  ============


See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                         Year         Year
                                                        Ended         Ended
                                                     September 30, September 30,
                                                         2004          2003
--------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment loss                                    $ (71,192)   $ (74,144)
 Net realized gains from security transactions            164,862       33,594
 Net change in unrealized appreciation/depreciation
  on investments                                          597,706      906,578
                                                       ----------   ----------
Net increase in net assets from operations                691,376      866,028
                                                       ----------   ----------

FROM CAPITAL SHARE TRANSACTIONS
 Net assets received in conjunction with fund merger
 (Note 1)                                               3,231,291         --
 Proceeds from shares sold                                432,374      160,818
 Payments for shares redeemed                          (1,064,478)    (555,495)
                                                       ----------   ----------
Net increase (decrease) in net assets from
 capital share transactions                             2,599,187     (394,677)
                                                       ----------   ----------

TOTAL INCREASE IN NET ASSETS                            3,290,563      471,351

NET ASSETS
 Beginning of year                                      3,595,372    3,124,021
                                                       ----------   ----------
End of year                                            $6,885,935   $3,595,372
                                                       ==========   ==========

CAPITAL SHARE ACTIVITY
 Shares issued in conjunction with fund merger
 (Note 1)                                                 193,937           --
 Shares sold                                               24,964       11,811
 Shares redeemed                                          (61,274)     (42,088)
                                                       ----------   ----------
  Net increase (decrease) in shares outstanding           157,627      (30,277)
 Shares outstanding, beginning of year                    233,299      263,576
                                                       ----------   ----------
 Shares outstanding, end of year                          390,926      233,299
                                                       ==========   ==========


See accompanying notes to financial statements.

THE PROFIT FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================

                                                                   Year           Year         Year          Year           Year
                                                                  Ended          Ended        Ended          Ended         Ended
                                                                Sept. 30,      Sept. 30,     Sept. 30,     Sept. 30,     Sept. 30,
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:       2004          2003          2002          2001           2000
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value at beginning of year                            $ 15.41       $ 11.85       $ 14.38       $ 21.63       $ 18.02
                                                               ----------    ----------    ----------     ---------    ----------

 Income (loss) from investment operations:
  Net investment loss                                              (0.18)        (0.32)        (0.25)        (0.22)        (0.15)
  Net realized and unrealized gains (losses) on investments         2.38          3.88         (2.28)        (6.43)         4.75
                                                               ----------    ----------    ----------     ---------    ----------
 Total from investment operations                                   2.20          3.56         (2.53)        (6.65)         4.60
                                                               ----------    ----------    ----------     ---------    ----------

 Less distributions:
  Distributions from net realized gains                               --            --            --         (0.60)        (0.99)
                                                               ----------    ----------    ----------     ---------    ----------

 Net asset value at end of year                                  $ 17.61       $ 15.41       $ 11.85       $ 14.38       $ 21.63
                                                               ==========    ==========    ==========     =========    ==========

RATIOS AND SUPPLEMENTAL DATA:

 Total return (a)                                                 14.28%        30.04%       (17.59%)      (31.37%)       26.14%
                                                               ==========    ==========    ==========     =========    ==========

 Net assets at end of year (000's)                               $ 6,886       $ 3,595       $ 3,124       $ 4,737       $ 6,718
                                                               ==========    ==========    ==========     =========    ==========

 Ratio of net expenses to average net assets (b)                   2.54%         3.61%         2.25%         2.14%         1.95%

 Ratio of net investment loss to average net assets               (1.15%)       (2.28%)       (1.46%)       (1.18%)       (0.81%)

 Portfolio turnover rate                                             33%           30%           53%           52%           47%
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Additionally, total returns shown exclude the effect of applicable sales loads.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 3.70%, 5.59%, 4.72%, 3.91% and 4.24% for the years ended September 30, 2004, 2003, 2002, 2001 and 2000, respectively (Note 4).


See accompanying notes to financial statements.

THE PROFIT FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2004
================================================================================
 SHARES  COMMON STOCKS - 100.7%                                         VALUE
--------------------------------------------------------------------------------
         AEROSPACE - 6.1%
  2,300  General Dynamics Corp.                                     $  234,830
  2,000  United Technologies Corp.                                     186,760
                                                                    ------------
                                                                       421,590
                                                                    ------------

         APPAREL MANUFACTURERS - 1.4%
  2,700  Jones Apparel Group, Inc.                                      96,660
                                                                    ------------

         BANKS - 5.0%
  2,600  Bank of America Corp.                                         112,658
  2,000  Hartford Financial Services Group, Inc.                       123,860
  2,775  Washington Mutual, Inc.                                       108,447
                                                                    ------------
                                                                       344,965
                                                                    ------------

         CABLE TELEVISION - 1.5%
  3,617  Comcast Corp. - Class A (a)                                   102,144
                                                                    ------------


         COMPUTERS & COMPUTER PRODUCTS - 6.6%
  7,110  Cisco Systems, Inc. (a)                                       128,691
 15,000  EMC Corp. (a)                                                 173,100
  7,500  Intel Corp.                                                   150,450
                                                                    ------------
                                                                       452,241
                                                                    ------------
         CONSTRUCTION - 3.7%
  2,000  Caterpillar, Inc.                                             160,900
  2,000  Toll Brothers, Inc. (a)                                        92,660
                                                                    ------------
                                                                       253,560
                                                                    ------------

         CONSTRUCTION PRODUCTS - 2.5%
  4,450  American Standard Cos., Inc. (a)                              173,149
                                                                    ------------

         CONSUMER STAPLES - 2.6%
  6,000  Sysco Corp.                                                   179,520
                                                                    ------------

         DIVERSIFIED MANUFACTURING OPERATIONS - 2.4%
  4,940  General Electric Co.                                          165,885
                                                                    ------------

         ELECTRIC - 3.0%
  2,700  DTE Energy Co.                                                113,913
  5,200  Xcel Energy, Inc.                                              90,064
                                                                    ------------
                                                                       203,977
                                                                    ------------

         FOOD - 2.5%
  4,900  McCormick & Co., Inc.                                         168,266
                                                                    ------------

         HEALTHCARE SERVICES - 2.4%
    800  Apria Healthcare Group, Inc. (a)                               21,800
  1,600  Quest Diagnostics, Inc.                                       141,152
                                                                    ------------
                                                                       162,952
                                                                    ------------

THE PROFIT FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
 SHARES  COMMON STOCKS - 100.7% (Continued)                             VALUE
--------------------------------------------------------------------------------
         INSURANCE - 7.1%
  2,700  Aon Corp.                                                  $   77,598
      1  Berkshire Hathaway, Inc. - Class A (a)                         86,650
  2,500  MGIC Investment Corp.                                         166,375
  3,950  PMI Group, Inc. (The)                                         160,291
                                                                    ------------
                                                                       490,914
                                                                     -----------
         INTERNET SECURITY - 3.2%
  4,000  Symantec Corp. (a)                                            219,520
                                                                    ------------

         MEDICAL - DRUGS - 7.3%
  3,000  Amgen, Inc. (a)                                               170,040
  3,613  Barr Pharmaceuticals, Inc. (a)                                149,687
  6,000  Pfizer, Inc.                                                  183,600
                                                                    ------------
                                                                       503,327
                                                                    ------------

         MEDICAL - PRODUCTS - 7.2%
  3,900  Becton, Dickinson & Co.                                       201,630
  8,000  Cytyc Corp. (a)                                               193,200
  2,000  Medtronic, Inc.                                               103,800
                                                                    ------------
                                                                       498,630
                                                                    ------------

         MORTGAGE LOAN/BANKER - 1.9%
  2,000  Freddie Mac                                                   130,480
                                                                    ------------

         MULTI-MEDIA - 2.3%
  7,000  Walt Disney Co. (The)                                         157,850
                                                                    ------------

         OFFICE AUTOMATION & EQUIPMENT - 1.5%
  2,400  Pitney Bowes, Inc.                                            105,840
                                                                    ------------

         OIL - 7.8%
  2,000  ChevronTexaco Corp.                                           107,280
  4,000  Exxon Mobil Corp.                                             193,320
  4,300  GlobalSantaFe Corp.                                           131,795
  3,250  XTO Energy, Inc.                                              105,560
                                                                    ------------
                                                                       537,955
                                                                    ------------
         PACKAGING - 1.3%
  3,700  Pactiv Corp. (a)                                               86,025
                                                                    ------------

         PAPER MILLS - 1.9%
  2,000  Kimberly-Clark Corp.                                          129,180
                                                                    ------------

         PUBLISHING - 0.6%
    650  Knight-Ridder, Inc.                                            42,543
                                                                    ------------

THE PROFIT FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
 SHARES  COMMON STOCKS - 100.7% (Continued)                             VALUE
--------------------------------------------------------------------------------
         RECREATIONAL VEHICLES - 3.2%
  4,000  Polaris Industries, Inc.                                   $  223,280
                                                                    ------------

         RETAIL - 6.2%
  2,900  Limited Brands                                                 64,641
  6,000  Staples, Inc.                                                 178,920
  4,000  Target Corp.                                                  181,000
                                                                    ------------
                                                                       424,561
                                                                    ------------

         SERVICES - DIVERSIFIED - 2.5%
  8,000  Cendant Corp.                                                 172,800
                                                                    ------------

         SOFTWARE - 2.4%
  6,000  Microsoft Corp.                                               165,900
                                                                    ------------

         TELECOMMUNICATIONS - 4.0%
  3,000  SBC Communications, Inc.                                       77,850
  5,100  Verizon Communications, Inc.                                  200,838
                                                                    ------------
                                                                       278,688
                                                                    ------------

         TOYS - 0.6%
  2,200  Mattel, Inc.                                                   39,886
                                                                    ------------

         TOTAL COMMON STOCKS (Cost $5,636,327)                     $ 6,932,288
                                                                    ------------

         MONEY MARKETS - 10.2%
707,549  Fidelity Institutional Cash Portfolio - Government
          (Cost $707,549)                                          $   707,549
                                                                    ------------

         TOTAL INVESTMENT SECURITIES - 110.9%
          (Cost $6,343,876)                                        $ 7,639,837

         LIABILITIES IN EXCESS OF OTHER ASSETS - (10.9%)              (753,902)
                                                                    ------------

         NET ASSETS - 100.0%                                       $ 6,885,935
                                                                    ============

(a) Non-income producing security.

See accompanying notes to financial statements.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

1.  ORGANIZATION

The Profit Fund (the Fund), formerly the Profit Value Fund, is a diversified series of Profit Funds Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The public offering of shares of the Fund commenced on November 15, 1996. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

On December 23, 2003, the Fund consummated a tax-free merger with the Kenwood Growth & Income Fund (the "Kenwood Fund"). Pursuant to the terms of the agreement governing the merger, each share of the Kenwood Fund was converted into an equivalent dollar amount of shares of the Fund, based on the net asset value of the Fund and the Kenwood Fund as of December 22, 2003 ($16.66 and $13.38, respectively), resulting in a conversion ratio of 0.803025 shares of the Fund for each share of the Kenwood Fund. The Fund thus issued 193,937 shares to shareholders of the Kenwood Fund. Net assets of the Fund and the Kenwood Fund as of the merger date were $3,864,743 and $3,231,291, including unrealized appreciation of $711,640 and $292,883, respectively. In addition, the Kenwood Fund's net assets included accumulated capital losses of $17,683. Total net assets immediately after the merger were $7,096,034.

The Fund seeks to provide investors with a high long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies. Dividend income is only an incidental consideration to the Fund's investment objective.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. Fair value procedures may also be used if the adviser determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which a fund's net asset value is calculated. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. There were no distributions for the years ended September 30, 2004 and September 30, 2003.

Contingencies and commitments - The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2004:

         Cost of portfolio investments                $  6,343,876
                                                      ============
         Gross unrealized appreciation                $  1,430,633

         Gross unrealized depreciation                    (134,672)
                                                      ------------

         Net unrealized appreciation                  $  1,295,961

         Capital loss carryforward                         (85,933)
                                                      ------------
         Accumulated earnings                         $  1,210,028
                                                      ============

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2004
--------------------------------------------------------------------------------
During the year ended September 30, 2004, the Fund utilized capital loss carryforwards of $147,179 to offset current year realized gains. A remaining capital loss carryforward of $85,933, which expires September 30, 2011, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended September 30, 2004, the Fund reclassified net investment losses of $71,192 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

3.  INVESTMENT TRANSACTIONS

During the year ended September 30, 2004, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, amounted to $2,029,033 and $2,339,945, respectively.

4.  TRANSACTIONS WITH AFFILIATES

The President of the Trust is also the President of Investor Resources Group, LLC, d.b.a. Profit Investment Management (the Adviser). Certain other officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (Ultimus), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of Ultimus Fund Distributors, LLC (the Underwriter), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of average daily net assets of the Fund.

Effective January 22, 2004, the Adviser contractually agreed to waive a portion of its advisory fees and, if necessary, reimburse a portion of the Fund's operating expenses so that the Fund's ordinary operating expenses until February 1, 2006 do not exceed 2.45% per annum of the Fund's average daily net assets (the Expense Cap). Additionally, prior to January 22, 2004, the Adviser voluntarily waived its entire investment advisory fee in order to limit operating expenses of the Fund. As a result of the Expense Cap and voluntary fee waivers, the Adviser waived $71,428 of its investment advisory fees during the year ended September 30, 2004.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such net assets between $50 million and $100 million; 0.10% of such net assets between $100 million and $250 million; 0.075% of such net assets between $250 million and $500 million; and 0.05% of such net assets in excess of $500 million, subject to a minimum monthly fee of $2,000. The foregoing fee was discounted by 25% during the year ended September 30, 2004.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives a fee, based on current asset levels, of $2,500 per month from the Fund. The foregoing fee was discounted by 25% during the year ended September 30, 2004.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a monthly fee at an annual rate of $20 per shareholder account from the Fund, subject to a $1,500 minimum monthly fee. The foregoing fee was discounted by 25% during the year ended September 30, 2004. In addition, the Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $610 from underwriting commissions on the sale of shares of the Fund during the year ended September 30, 2004. Additionally, E.S. Marks & Company, Inc., an affiliated person of the Adviser, earned $3,966 from commissions on the sale of shares of the Fund during the year ended September 30, 2004.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may reimburse expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund reimbursed distribution expenses of $10,939 under the Plan during the year ended September 30, 2004.

PORTFOLIO TRANSACTIONS
A portion of the Fund's portfolio transactions were executed through E.S. Marks & Company, Inc. (E.S. Marks), an affiliated person of the Adviser. During the year ended September 30, 2004, brokerage commissions of $950 were paid by the Fund to E.S. Marks.

5.  SUBSEQUENT EVENTS

In August 2004, the Board of Trustees of the Fund and the Board of Trustees of the Lake Forest Core Equity Fund ("Lake Forest Fund") each approved an Agreement and Plan of Reorganization (the "Plan") designed to merge the Lake Forest Fund with and into the Fund. The Plan was then submitted for approval of the shareholders of the Lake Forest Fund at a special shareholders' meeting held on October 29, 2004. At that meeting, the Lake Forest Fund shareholders approved the Plan. The reorganization was consummated on November 19, 2004, at which time each share of the Lake Forest Fund was converted into an equivalent dollar amount of shares of the Fund, based on the net asset value of the Fund and the Lake Forest Fund as of November 19, 2004 ($18.47 and $23.35, respectively), resulting in a conversion ratio of 1.264179 shares of the Fund for each share of the Lake Forest Fund. The Fund thus issued 285,841 shares to shareholders of the Lake Forest Fund. Net assets of the Fund and the Lake Forest Fund as of the merger date were $7,269,723 and $5,278,621, including unrealized appreciation of $1,562,530 and unrealized depreciation of $111,576, respectively. In addition, the Lake Forest Fund's net assets included undistributed net investment income of $379 and accumulated capital losses of $478,092. Total net assets immediately after the merger were $12,548,344.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of The Profit Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Profit Fund (formerly the Profit Value Fund) (the "Fund") at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
November 24, 2004

THE PROFIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

--------------------------------------------------------------------------------------------------------------

                                                                          Position Held
Trustee                   Address                                Age      with the Trust       Length of Time Served
-------                   -------                                ---      --------------       ---------------------
----------------------------------------------------------------------------------------------------------------------
*Eugene A. Profit        8720 Georgia Avenue, Suite 808           40      President and          Since June 1996
                         Silver Spring, MD  20910                            Trustee
----------------------------------------------------------------------------------------------------------------------
Larry E. Jennings, Jr.   250 South President Street, Suite 150    41         Trustee           Since October 1996
                         Baltimore, MD  21202
----------------------------------------------------------------------------------------------------------------------
Robert M. Milanicz       750 First Street, NE                     56         Trustee           Since October 1996
                         Washington, DC  20002
----------------------------------------------------------------------------------------------------------------------
Deborah T. Owens         9575 Sea Shadow                          45         Trustee           Since October 1998
                         Columbia, MD  21046
----------------------------------------------------------------------------------------------------------------------
**Michelle Q. Profit     8720 Georgia Avenue, Suite 808           39     Chief Compliance      Since October 2004
                         Silver Spring, MD 20910                            Officer
----------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey         225 Pictoria Drive, Suite 450,           47     Vice President        Since October 2001
                         Cincinnati, OH 45246
----------------------------------------------------------------------------------------------------------------------
Mark J. Seger            225 Pictoria Drive, Suite 450,           42        Treasurer          Since October 2001
                         Cincinnati, OH 45246
----------------------------------------------------------------------------------------------------------------------
John F. Splain           225 Pictoria Drive, Suite 450,           48        Secretary          Since October 2001
                         Cincinnati, OH 45246
----------------------------------------------------------------------------------------------------------------------

* Mr. Profit, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

**Michelle Q. Profit is the wife of Eugene A. Profit.

Each Trustee oversees the one portfolio of the Trust. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Eugene A. Profit is President and Chief Executive Officer of the Adviser.

Larry E. Jennings, Jr. is Managing Director and Chief Executive Officer of Carnegie Morgan Co. (a privately held investment firm).

Robert M. Milanicz is Assistant Controller of the American Psychological Association. He was previously Comptroller with the American Psychiatric Association.

Deborah T. Owens is the President of Owens Media Group, LLC (a company that develops investment education programs) and a Radio Talk Show Host and Seminar Presenter.

Michelle Q. Profit is the Chief Compliance Officer of the Trust and the Adviser. From May 1998 until July 30, 2004, she was a Financial Advocacy Attorney with the Credit Union National Association.

THE PROFIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust's administrator) and Ultimus Fund Distributors, LLC (the Trust's principal underwriter).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about the Board of Trustees and Executive Officers may be found in the Fund's Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-888-744-2337.










The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available upon request, by calling 1-888-744-2337. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at http://www.sec.gov beginning with the filing for the period ended December 31, 2004. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800)SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 1-888-744-2337, or on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-744-2337, or on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV.

THE PROFIT FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of The Profit Fund, you incur ongoing costs, including management fees and other Fund expenses. Operating expenses, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. Additionally, the Fund charges a 4% sales load of the purchase of Fund shares.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including annual expense ratios since inception, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.


--------------------------------------------------------------------------------
                                                    Ending
                                    Beginning     Account Value
                                  Account Value   September 30,   Expenses Paid
                                 March 31, 2004      2004         During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00       $1,005.10         $12.31
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return    $1,000.00       $1,012.75         $12.36
 (before expenses)
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 2.45% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

ITEM 2.   CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 11(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Larry E. Jennings, Jr. Mr. Jennings is "independent" for purposes of this Item.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $13,000 with respect to the registrant's fiscal year ended September 30, 2004. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with the statutory and regulatory filings or engagements were $11,000 with respect to the registrant's fiscal year ended September 30, 2003.

     (b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

     (c) TAX FEES. No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

     (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

     (e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

     (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.   SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto



Exhibit 99.CODE ETH       Code of Ethics

Exhibit 99.CERT           Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT        Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Profit Funds Investment Trust
             -----------------------------------------------------


By (Signature and Title)*     /s/ Eugene A. Profit
                           ---------------------------------------

                           Eugene A. Profit, President

Date          November 29, 2004
      ----------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By (Signature and Title)*     /s/ Eugene A. Profit
                           ---------------------------------------

                           Eugene A. Profit, President

Date          November 29, 2004
      ----------------------------------




By (Signature and Title)*     /s/ Mark J. Seger
                           ---------------------------------------

                           Mark J. Seger, Treasurer

Date          November 29, 2004
      ----------------------------------


* Print the name and title of each signing officer under his or her signature.